Exhibit 10.10

SECOND AMENDMENT TO MEZZANINE LOAN AGREEMENT

THIS SECOND AMENDMENT TO MEZZANINE LOAN AGREEMENT (this “Amendment”) is made as of the 8th day of November, 2016 (the “Amendment Date”), by and among:

(A)

Wells Fargo Bank, National Association (“Wells Fargo”), not individually but solely in its capacity as trustee (the “Trustee”) for the holders of J.P. Morgan Chase Commercial Mortgage Securities Trust 2015-SGP MZ, Commercial Mezzanine Pass-Through Certificates, Series 2015-SGP MZ (as successor-in-interest to JPMorgan Chase Bank, National Association, a national banking association (“JPM”), and H/2 Special Opportunities III Corp., a Delaware corporation, collectively with JPM, “Original Lender”) (Wells Fargo, together with its successors and assigns, "Lender");

(B)	SERITAGE SRC MEZZANINE FINANCE LLC and SERITAGE KMT MEZZANINE FINANCE LLC, each a Delaware limited liability company (individually and/or collectively, as the context may require, “Borrower”); and
(C)

Seritage Growth Properties, a Maryland real estate investment trust, and Seritage Growth Properties, L.P., a Delaware limited partnership (individually and/or collectively, as the context may require, the “Guarantor”).

RECITALS:

WHEREAS, on July 7, 2015 (the “Closing Date”) Original Lender made a loan to Borrower in the original principal amount of $236,195,656 (the “Loan”), which Loan is evidenced by, inter alia: (i) the Notes (as defined in the Loan Agreement) and (ii) that certain Mezzanine Loan Agreement (the “Original Loan Agreement”), dated as of the Closing Date, by and among Borrower and Original Lender, as amended by that certain Omnibus Amendment (Mezzanine Loan), dated as of September 28, 2015, by and among Original Lender, Borrower and Guarantor (the “Omnibus Amendment”; and together with the Original Loan Agreement, as the same may be further amended, replaced or otherwise modified from time to time, collectively, the “Loan Agreement”);

WHEREAS, in connection with the origination of the Loan, (i) Guarantor executed and delivered that certain Guaranty, dated as of the Closing Date, as amended by the Omnibus Amendment (as the same may be further amended, replaced or otherwise modified from time to time, collectively, the “Guaranty”), (ii) Borrower and Guarantor executed and delivered that certain environmental indemnity agreement, dated as of the Closing Date (as the same may be amended, replaced or otherwise modified from time to time, the “Environmental Indemnity”), and (iii) Guarantor executed and delivered that certain Completion Guaranty (Mezzanine), dated as of the Closing Date (as the same may be amended, replaced or otherwise modified from time to time, the “Completion Guaranty”);

WHEREAS, the Notes and the Loan were subsequently transferred to J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) and included in the J.P. Morgan Chase Commercial Mortgage Securities Trust 2015-SGP MZ (the “Trust”), Commercial Mezzanine Pass-Through Certificates, Series 2015-SGP MZ transaction (the “Securitization”);

WHEREAS, (i) Strategic Asset Services LLC (“SAS”) has been appointed as primary servicer (in such capacity, the “Primary Servicer”) with respect to each of the Loan and the Mortgage Loan (as defined in the Loan Agreement); (ii) SAS has been appointed as special servicer of the Mortgage Loan (in such capacity, the “Mortgage Special Servicer”); and (iii) Berkadia Commercial Mortgage LLC (“Berkadia”) has been appointed as the master servicer of the Loan and the Mortgage Loan (in such capacities, the “Master Servicer”) and as the special servicer of the Loan (in such capacity, the “Mezzanine Special Servicer”); and

WHEREAS, Borrower and Lender hereby agree to amend the Loan Agreement on the terms set forth herein.  All capitalized terms used but not defined herein have the meanings ascribed to them in the Loan Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

22790655.6.BUSINESS

ARTICLE I.

AMENDMENTS TO LOAN AGREEMENT

1.1. Amendments to Definitions.

(a) The definition of “Liquidity” set forth in the Loan Agreement is hereby amended by deleting the phrase “provided that (a) Liquidity shall include any cash and cash equivalents on deposit in the Cash Flow Sweep Reserve Account not earmarked for a specific use and (b) undrawn amounts of the Mortgage Loan Future Advance Amount (to the extent not designated by Property Owner to fund a specified Redevelopment Project) shall count as Liquidity at all times prior to January 7, 2017, but not thereafter” that appears therein and replacing it with the phrase “provided that (a) Liquidity shall include any cash and cash equivalents on deposit in the Cash Flow Sweep Reserve Account and in the Redevelopment Project Reserve Account, in each case, not earmarked for a specific use and (b) undrawn amounts of the Mortgage Loan Future Advance Amount (to the extent not designated by Property Owner to fund a specified Redevelopment Project) shall count as Liquidity at all times prior to January 7, 2017, but not thereafter”.

(b) The definition of “Spread Maintenance Expiration Date” set forth in the Loan Agreement is hereby amended by deleting each reference to “January 9, 2018” that appears therein and replacing each such reference with “March 9, 2018”.

(c) The definition of “Spread Maintenance Premium” set forth in the Loan Agreement is hereby amended by inserting at the end thereof the following provision: “; and provided further, that, notwithstanding anything in this Agreement or any other Loan Document to the contrary, the amount of Spread Maintenance Premium calculated pursuant to this definition shall be adjusted so that the Spread Maintenance Premium calculated for the period of time from February 9, 2018 through March 9, 2018 shall be an amount equal to $1,000,000 multiplied by (A) a fraction equal to the principal balance of the Loan being repaid divided by an amount equal to the principal balance of the Loan being repaid plus the principal amount of the Mortgage Loan being repaid with the result further multiplied by (B) a fraction equal to the amount of the Loan being repaid divided by the outstanding principal balance of the Loan immediately prior to such repayment.”

(d) A new definition of “Amendment Date” is hereby added to the “Definitions” section of the Loan Agreement in alphabetical order, as follows: “Amendment Date” shall mean November 8, 2016.

1.2. Amendment to Section 5.22(a).  Section 5.22(a) of the Loan Agreement is hereby amended by adding the following sentences to the end of such clause (a):

“From and after the Amendment Date and for so long as there are undrawn amounts of the Mortgage Loan Future Advance Amount (to the extent not previously designated by Borrower or Property Owner to fund a specific Redevelopment Project), all new Redevelopment Plans and Budgets submitted by Borrower or Property Owner to Lender shall provide that the source of funding of such Redevelopment Projects shall be the Mortgage Loan Future Advance Amount and the costs shall be funded from the Mortgage Loan Future Advance Amount for so long as such amounts are available and subject to the satisfaction of all conditions for the advance of such funds (it being understood that with respect to any Redevelopment Project that has been approved by Lender and the conditions set forth in Section 5.22(b) have been satisfied, if the conditions of Section 5.22(c)(ii) or (vi) of the Mortgage Loan Agreement are not satisfied despite Property Owner’s good faith efforts to satisfy such conditions or such conditions are waived by Lender, then Property Owner or Borrower shall be permitted to pay the costs related to such Redevelopment Project with unrestricted cash; provided that in such circumstances Borrower shall cause Property Owner to diligently pursue the satisfaction of such conditions and cause Property Owner to request a draw of the Mortgage Loan Future Advance Amount promptly following satisfaction of such conditions).  Notwithstanding anything in this clause (a) to the contrary, with respect to the first $80,000,000 of new Redevelopment Plans and Budgets submitted to Lender from and after the Amendment Date, all references to $5,000,000 in this clause (a) shall mean $15,000,000 and all references to $7,500,000 in this clause (a) shall mean $15,000,000, in each case, for the purposes of Section 5.22(a) only, and shall not modify the definition of “Major Redevelopment Project” or the amounts referenced therein with respect to any other provision of the Loan Documents.”

1.3. Change of Notice Address.  Effective as of the date hereof, by its signature below each of Borrower and Guarantor hereby provides notice of a change of its address as follows for all purposes of the Loan Documents:

“If to Borrower or Guarantor:

c/o Seritage Growth Properties, L.P.
489 Fifth Avenue 18th Floor
New York, New York 10017
Attention:	Matthew Fernand
Executive Vice President & General Counsel
mfernand@seritage.com

and

Mary Rottler
Executive Vice President, Operations and Leasing
mrottler@seritage.com

with copies to:

Fried, Frank, Harris, Shriver & Jacobson LLP
One New York Plaza
New York, New York 10004
Attention:	Jonathan L. Mechanic
jonathan.mechanic@friedfrank.com”

ARTICLE II.

REPRESENTATIONS AND RATIFICATION

2.1. Representations.  Borrower and Guarantor each represent and warrant, that this Amendment constitutes a legal, valid and binding obligation of such party, enforceable against such party, in accordance with its terms, subject to bankruptcy, insolvency and other limitations on creditors’ rights generally and to equitable principles.  Borrower and Guarantor each represent and warrant that as of the Amendment Date, the execution and delivery by such party of this Amendment and the performance of its respective obligations hereunder: (i) have been duly authorized by all requisite action on the part of such party; (ii) will not violate any provision of any applicable legal requirements, decree, injunction or demand of any court or other governmental authority, any organizational document of such party, or any indenture or agreement or other instrument to which such party is a party or by which such party is bound; (iii) will not be in conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, or result in the creation or imposition of any lien of any nature whatsoever upon any of the property or assets of such party pursuant to any such indenture or agreement or instrument; (iv) has been duly executed and delivered by such party; (v) except for those obtained or filed on or prior to the Amendment Date, it is not required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental authority or other agency in connection with or as a condition to such party’s execution, delivery or performance of this Amendment; and (vi) this Amendment has been duly executed and delivered.

2.2. Borrower Ratification of Loan Documents.  Borrower hereby: (i) unconditionally ratifies and confirms, renews and reaffirms all of its obligations under the Loan Documents (as defined in the Loan Agreement), as amended hereby; (ii) acknowledges and agrees that such obligations remain in full force and effect, binding on and enforceable against it in accordance with the terms, covenants and conditions of the Loan Documents, without impairment, and remains unconditionally liable to Lender in accordance with the terms, covenants and conditions of the Loan Documents, as amended hereby; (iii) acknowledges and agrees that nothing herein contained shall be construed to impair the security or affect the priority of or otherwise impair the lien of any mortgage or other lien which Lender ever had, now has or may hereafter have on any property of Borrower under any of the Loan Documents, nor to impair any rights or powers which Lender or its successors may have for nonperformance of any term of any of the Loan Documents; (iv) ratifies and confirms, renews and reaffirms in all respects and without condition, all of the terms, covenants and conditions set forth in the Loan Documents, as amended hereby; and (v) represents and warrants that all representations and warranties made by Borrower contained in the Loan Documents are true and correct in all material respects on the Amendment Date and are hereby remade with the same effect as if made on the Amendment Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), and except with respect to matters that have heretofore been disclosed in writing to Lender in the form of an updated Exception Report (provided, that, in no event shall such update reflect facts the existence of which would constitute an Event of Default or would result in a Material Adverse Effect or a Property Material Adverse Effect), as evidenced by an Officer’s Certificate.

2.3. Guarantor Ratification of Loan Documents.  Guarantor hereby: (i) agrees to the modification of the Loan as set forth herein; (ii) unconditionally ratifies and confirms, renews and reaffirms all of its obligations under the Guaranty, the Environmental Indemnity, the Completion Guaranty and any other Loan Document to which it is a party; (iii) acknowledges and agrees that such obligations remain in full force and effect, binding on and enforceable against Guarantor in accordance with the terms, covenants and conditions of the Guaranty, the Environmental Indemnity, the Completion Guaranty and such Loan Documents, without impairment, and remain unconditionally liable to Lender in accordance with the terms, covenants and conditions of the Guaranty, the Environmental Indemnity, the Completion Guaranty and such Loan Documents; (iv) acknowledges and agrees that nothing herein contained shall be construed to impair the security or affect the priority of or otherwise impair the lien of any mortgage or other lien which Lender ever had, now has or may hereafter have on any property of Guarantor and Borrower under any of the Loan Documents, nor to impair any rights or powers which Lender or its successors may have for nonperformance of any term of any of the Loan Documents; (v) ratifies and confirms, renews and reaffirms in all respects and without condition, all of the terms, covenants and conditions set forth in the Guaranty, the Environmental Indemnity, the Completion Guaranty and any other Loan Document to which it is a party; (vi) represents, warrants and agrees that, as of the Amendment Date, it has no defenses, set-offs, rights of recoupment, claims or counterclaims of any nature with respect to its obligations under the Guaranty, the Environmental Indemnity, the Completion Guaranty or any other Loan Document to which it is a party or the enforcement thereof; and (vii) represents and warrants that all representations and warranties made by Guarantor contained in the Guaranty, the Environmental Indemnity, the Completion Guaranty and any other Loan Document to which it is a party are true and correct in all material respects on the Amendment Date and are hereby remade with the same effect as if made on the Amendment Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), and except with respect to matters that have heretofore been disclosed in writing to Lender in the form of an updated Exception Report (provided, that, in no event shall such update reflect facts the existence of which would constitute an Event of Default or would result in a Material Adverse Effect or a Property Material Adverse Effect), as evidenced by an Officer’s Certificate.

ARTICLE III.

WAIVERS AND RELEASES

3.1. Consideration.  Borrower and Guarantor each hereby acknowledges and agrees that: (i) it has received good and valuable consideration for its agreement to the terms and provisions of this Amendment; (ii) its agreement to such terms and provisions is a material condition and inducement to Lender’s willingness to enter into this Amendment; (iii) Lender has relied upon the agreement of each of Borrower and Guarantor to such terms and provisions in entering into this Amendment and Lender would not have entered into this Amendment without the agreement of Borrower and Guarantor to the terms and provisions of this Amendment, and Article III of this Amendment in particular; and (iv) it has been represented by competent counsel of its own choosing in the negotiation of this Amendment and Article III of this Amendment in particular, and it has discussed these provisions with counsel and hereby knowingly and willingly waives its rights as described in this Article III of this Amendment.  This Amendment may be introduced as evidence in any judicial or other proceeding, without further authentication or foundation, and shall constitute prima facie evidence of the facts and agreements set forth herein.

3.2. No Defaults; Defenses, Counterclaims or Offsets.  Each of Borrower and Guarantor acknowledge, agree, represent and warrant as to itself that, as of the Amendment Date, after giving effect to the modification of the Loan as contemplated hereby, no Event of Default has occurred and is continuing under any of the Loan Documents.  Borrower and Guarantor, each for itself and its respective successors and assigns, and by its execution hereof each: (i) hereby acknowledges, admits and agrees that, as of the Amendment Date, there are no objections, claims, defenses, counterclaims or offsets relating to its obligations under or in respect of the Loan, the Loan Documents or to the enforcement or exercise by Lender of any of its rights, powers or remedies under or in respect of the Loan Documents, at law or in equity; (ii) hereby irrevocably waives, relinquishes and releases any and all such objections, claims, defenses, counterclaims or offsets that may now exist, including without limitation, any and all such objections, claims, defenses, counterclaims or offsets whether known or unknown, foreseeable or unforeseeable; and (iii) hereby irrevocably further waives and renounces, to the fullest extent permitted by law, all rights to the benefits of any moratorium, reinstatement, marshaling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now or hereafter provided by the Constitution and laws of the United States of America and of each state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by the Notes or the other Loan Documents; provided, that, notwithstanding anything to the contrary, any representations, acknowledgments, agreements, releases, waivers or otherwise contained in this Section 3.2 apply solely to periods of time and events that have occurred on or prior to the Amendment Date, the intent of the parties not being to waive or release any of Borrower’s or Guarantor’s rights with respect to events or occurrences after the Amendment Date.

3.3. Releases.  Borrower and Guarantor each on behalf of itself and its respective successors and assigns (collectively, the “Borrower Releasing Parties”) each hereby irrevocably releases, and forever discharges each Exculpated Party from any and all manner of controversies, liabilities, expenses, damages, judgments, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, whether known or unknown, which any of Borrower Releasing Parties now have by reason of any matter, cause or thing, from the beginning of the world to and including the Amendment Date arising out of or relating to any Exculpated Matter; provided, that, notwithstanding anything to the contrary, any representations, acknowledgments, agreements, releases, waivers or otherwise contained in this Section 3.3 apply solely to periods of time and events that have occurred on or prior to the Amendment Date, the intent of the parties not being to waive or release any of Borrower’s or Guarantor’s rights with respect to events or occurrences after the Amendment Date.  As used herein, “Exculpated Matter” means: (i) the interpretation, calculation, application and/or timing of the provisions of the Loan Documents or Mortgage Loan Documents related to any Cash Flow Sweep Cure Collateral, any Cash Flow Sweep Period and any Cash Flow Sweep Trigger Event (collectively, the “Cash Flow Sweep Definitions”), and, solely as they relate to the Cash Flow Sweep Definitions, In-Place NOI, Operating Expenses, Operating Income, SHLD EBITDAR, SHLD EBITDAR Rent Ratio, any Test Period, Third Party In-Place NOI and/or the Third Party In-Place NOI Threshold, and in each case, solely as they relate to the Cash Flow Sweep Definitions, any definitions or provisions of the Loan Documents or the Mortgage Loan Documents referred to therein or upon which the interpretation, calculation, application and/or timing of any of the foregoing rely; (ii) the granting of any extension or waiver of the applicability or timing with respect to the determination of any of the provisions described in clause (i) of this definition; and (iii) any matter with respect to any pre-negotiation agreement among SAS, Borrower and the other parties thereto in connection with the foregoing.  As used herein, “Exculpated Party” means each of the following: (i) each Original Lender; (ii) the Trustee; (iii) the Collateral Agent; (iv) the Trust; (v) the Primary Servicer; (vi) the Master Servicer; (vii) the Mortgage Special Servicer; (viii) the Mezzanine Special Servicer; (ix) the Depositor; (x) each other Lender (including holders and beneficial owners of certificates issued in connection with the Securitization); and (xi) all Related Parties of the foregoing.  As used herein, “Related Parties” shall mean with respect to any Person, such Person’s affiliates, and such Person’s and such Person’s affiliates partners, officers, directors, employees, agents, attorneys, servicers, subservicers, primary servicers, special servicers, contractors, representatives, participants, successors, assigns, subsidiaries, equity owners and predecessors-in-interest.

ARTICLE IV.

MISCELLANEOUS

4.1. Severability.  In case any provision of this Amendment shall be invalid, illegal, or unenforceable, such provision shall be deemed to have been modified to the extent necessary to make it valid, legal, and enforceable, provided that any such modification does not prevent the practical realization of the principal benefits intended by this Amendment.  In the event of such modification, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

4.2. No Modification Except in Writing.  None of the terms of this Amendment may be waived, altered, terminated or amended except by an instrument in writing duly executed by Borrower, Guarantor and Lender.

4.3. Further Assurances.  This Amendment shall be subject to Section 5.9 of the Loan Agreement.

4.4. Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and performed in such state (without regard to principles of conflicts of laws).  Borrower hereby waives any claim to assert that the law of any other jurisdiction governs this Amendment, and this Amendment shall be governed by and construed in accordance with the laws of the State of New York pursuant to Section 5-1401 of the New York General Obligations Law.

4.5. Joint and Several Liability. If Borrower or Guarantor consists of more than one person or party, the obligations and liabilities of each such person or party hereunder shall be joint and several.

4.6. Costs and Expenses. Borrower shall pay all of Lender’s reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees (which shall include, without limitation, such attorneys’ fees incurred by any servicer (including without limitation the Primary Servicer) and/or by or on behalf of the Trust)) incurred in connection with this Amendment.

4.7. Miscellaneous.

(a) The captions and Section headings in this Amendment are for convenience only and are not intended to define, alter, limit or enlarge in any way the scope or meaning of this Amendment or any term or provision set forth in this Amendment.

(b) The Recitals set forth at the beginning of this Amendment are incorporated in and made a part of this Amendment by this reference.

(c) Each reference in this Amendment to any gender shall be deemed also to include any other gender, and the use in this Amendment of the singular shall be deemed also to include the plural and vice versa, unless the context requires otherwise.

(d) This Amendment is, and shall be deemed to be, the product of joint drafting by the parties hereto and shall not be construed against any of them as the drafter hereof.

(e) This Amendment, together with the Loan Documents, constitute the entire agreement among the parties relating to the subject matter hereof.  To the extent this Amendment conflicts with any of the other Loan Documents, this Amendment shall control.

(f) This Amendment shall inure to the benefit of and be binding upon the parties and their respective heirs, successors and assigns.

(g) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Amendment will not be binding on or constitute evidence of a contract between the parties until such time as a counterpart of this document has been executed by each party and a copy thereof is delivered to each party to this Amendment.

4.8. Mortgage Lender Consent. Wells Fargo Bank, National Association, not individually but solely in its capacity as trustee for the holders of J.P. Morgan Chase Commercial Mortgage Securities Trust 2015-SGP, Commercial Mortgage Pass-Through Certificates, Series 2015-SGP (together with its successors and assigns, “Mortgage Lender”) hereby executes this Amendment in order to consent to this Amendment and agrees that the Lender shall be entitled to rely upon the consent contained herein as satisfying any notice and consent obligations contained under the Intercreditor Agreement between the Lender and the Mortgage Lender.

4.9. Conditions Precedent to the Effectiveness of this Amendment.  The parties hereto acknowledge and agree that this Amendment shall have no force or effect until Mortgage Lender has received the Lump Sum Redevelopment Deposit (as defined in the Mortgage Loan Agreement), executed counterparts of this Amendment from each party hereto, and Borrower has paid Lender’s reasonable, out-of-pocket attorneys’ fees incurred in connection herewith (which shall include, without limitation, such attorneys’ fees incurred by any servicer (including without limitation the Primary Servicer) and/or by or on behalf of the Trust).

[Signatures appear on following pages]

IN WITNESS WHEREOF, the parties have hereunto executed this Amendment as of the date first written above.

BORROWER:

SERITAGE SRC MEZZANINE FINANCE LLC, a Delaware limited liability company

By:
Name:
Title:

SERITAGE KMT MEZZANINE FINANCE LLC, a Delaware limited liability company

By:
Name:
Title:

22790655.6.BUSINESS

GUARANTOR:

Seritage Growth Properties, a Maryland real estate investment trust

By:
Name:
Title:

Seritage Growth Properties, L.P., a Delaware limited partnership

By:	Seritage Growth Properties,
its general partner

By:
Name:
Title:

LENDER:

wells fargo bank, national association, NOT INDIVIDUALLY BUT SOLELY IN ITS CAPACITY as trustee for the holders of J.P. Morgan Chase Commercial Mortgage Securities Trust 2015-SGP MZ, Commercial Mezzanine Pass-Through Certificates, Series 2015-SGP MZ

By:	Strategic Asset Services LLC,
in its capacity as Primary Servicer

By:
Name:
Title:

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

MORTGAGE BORROWERS:

SERITAGE SRC FINANCE LLC, a Delaware limited liability company

By:
Name:
Title:

SERITAGE KMT FINANCE LLC, a Delaware limited liability company

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

JV PLEDGORS:

SERITAGE GS HOLDINGS LLC, a Delaware limited liability company

By:
Name:
Title:

SERITAGE SPS HOLDINGS LLC, a Delaware limited liability company

By:
Name:
Title:

SERITAGE MS HOLDINGS LLC, a Delaware limited liability company

By:
Name:
Title:

ACKNOWLEDGED AND AGREED, as a party to, and as Guarantor (as defined in the Mortgage Loan Agreement) under and with respect to, any Mortgage Loan Document:

SERITAGE GROWTH PROPERTIES, a Maryland real estate investment trust

By:
Name:
Title:

SERITAGE GROWTH PROPERTIES, L.P., a Delaware limited partnership

By:	Seritage Growth Properties,
its general partner

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

MORTGAGE LENDER:

wells fargo bank, national association,

not individually but solely in its

capacity as trustee for the holders

of J.P. Morgan Chase Commercial

Mortgage Securities Trust 2015-SGP,

Commercial Mortgage Pass-Through

Certificates, Series 2015-SGP

By:	Strategic Asset Services LLC,
in its capacity as Primary Servicer

By:
Name:
Title:

By:
Name:
Title: